UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2012

Commission file number: 1-10024

BKF CAPITAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	36-0767530
State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

225 N.E. Mizner, Suite 400 Boca Raton, Florida 33432

(Address of Principal Executive Office) (Zip Code)

(561) 362-4199

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 Other Events.

On August 2, 2012, BKF Capital Group, Inc. (“BKF”), issued a press release announcing a new business strategy whereby BKF plans to create an asset management platform with investment vehicles that focus on areas of portfolio management that typically receive less attention from investors but also present unique investment opportunities. The press release also disclosed that BKF is engaged in seeking to arrange an acquisition, with an operating business with revenues, at least three years of operating history and unique value opportunities. In furtherance of its new business strategy, BKF rehired Maria Fregosi to serve as BKF’s Chief Operating Officer. A copy of the press release is attached to this Current Report as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibits

99.1	Press Release, dated August 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2012

BKF CAPITAL GROUP, INC.
(Registrant)

By:	/s/ STEVEN N. BRONSON
Steven N. Bronson, President